UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AMERICAN EAGLE OUTFITTERS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
AMERICAN EAGLE OUTFITTERS, INC. 2026 Annual Meeting Vote by June 25, 2026 11:59 PM ET

You invested in AMERICAN EAGLE OUTFITTERS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 26, 2026.

Get informed before you vote

View the Annual Report, Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 14, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote in Person at the Meeting* June 26, 2026 11:00 AM EDT
Point your camera here and
vote without entering a
control number	Annual Meeting to be held virtually To attend, you must register as a Beneficial Holder at: https://web.viewproxy.com/ae/2026 By 11:59 PM ET on June 23, 2026

*

If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com	Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

As described in the definitive proxy statement filed by American Eagle Outfitters, Inc. (the “Company”) with the Securities and Exchange Commission on May 15, 2026, the Company is not seeking stockholder approval of any amendments to the Company’s Certificate of Incorporation at the Company’s 2026 Annual Meeting, and Proposals 2a through 2d as set forth herein should be disregarded.

Board
Voting Items		Recommends

1.	Election of Directors	For
Nominees:
(1)	Jay L. Schottenstein

2a.	Approve amendments to the Company’s Certificate of Incorporation to: Provide for the exculpation of officers as permitted by Delaware law.	For

2b.	Approve amendments to the Company’s Certificate of Incorporation to: Revise the provisions relating to indemnification of directors, officers, employees, and agents, advancement of expenses, and related matters.	For

2c.	Approve amendments to the Company’s Certificate of Incorporation to: Delete the provision relating to advance notice of director nominations made by stockholders.	For

2d.	Approve amendments to the Company’s Certificate of Incorporation to: Make certain other clarifying, technical, and conforming changes.	For

3.	Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2027.	For

4.	Approve, on a non-binding, advisory basis, the Fiscal 2025 compensation of the Company’s named executive officers (Say-on-Pay vote).	For

5.	Approve an amendment and restatement of the Company’s 2023 Stock Award and Incentive Plan to increase the number of authorized shares thereunder.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof. On the day of the Annual Meeting, you may only vote during the virtual meeting if you have previously e-mailed a copy of your legal proxy to virtualmeeting@viewproxy.com.

Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date.

1.00000

322,224

148,294

FLASHID-JOB#

AMERICAN EAGLE OUTFITTERS, INC.	Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held virtually on June 26, 2026 at 11:00 AM ET

This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at https://web.viewproxy.com/ae/2026

If you want to receive a paper or email copy of these documents, you must request one by following the instructions below on or before June 18, 2026 to facilitate timely delivery. There is no charge to you for requesting a copy.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are outlined in this Notice.

You must use the 11-digit Control Number located in the box to attend the Annual Meeting virtually, to vote via Internet, or to request proxy materials.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.

To the Stockholders of American Eagle Outfitters, Inc.:

The 2026 Annual Meeting will be held virtually on June 26, 2026 at 11:00 AM ET

Notice is hereby given that the Annual Meeting of Stockholders of American Eagle Outfitters, Inc. will be held on June 26, 2026 at 11:00 AM Eastern Daylight Savings Time via the internet. As a Registered Holder, you may vote your shares at the Annual Meeting by first registering at https://web.viewproxy.com/ae/2026 and then using your Control Number below. Your registration must be received by 11:59 PM ET on June 23, 2026. On the day of the Annual Meeting of Stockholders, if you have properly registered, you will log in using the link you received via email in your registration confirmation and follow instructions to vote your shares. Please have your Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled “INFORMATION ABOUT THIS PROXY STATEMENT AND THE ANNUAL MEETING.”

The Board recommends a vote “FOR” the director nominee listed under Proposal 1 and “FOR” Proposal 2(a), 2(b), 2(c), 2(d), 3, 4, and 5.

Proposal 1: Election of Class I Director

NOMINEE:

(1) Jay L. Schottenstein

Proposal 2: Approve amendments to the Company’s Certificate of Incorporation to:

2(a):	Provide for the exculpation of officers as permitted by Delaware law.

2(b):	Revise the provisions relating to indemnification of directors, officers, employees, and agents, advancement of expenses, and related matters.

2(c):	Delete the provision relating to advance notice of director nominations made by stockholders.

2(d):	Make certain other clarifying, technical, and conforming changes.

Proposal 3: Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2027.

Proposal 4: Approve, on a non-binding, advisory basis, the Fiscal 2025 compensation of the Company’s named executive officers (“Say-on-Pay” vote).

Proposal 5: Approve an amendment and restatement of the Company’s 2023 Stock Award and Incentive Plan to increase the number of authorized shares thereunder.

NOTE: To conduct any other business properly brought before the Annual Meeting or any adjournment, postponement, or rescheduling thereof.

As described in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on May 15, 2026, the Company is not seeking stockholder approval of any amendments to the Company’s Certificate of Incorporation at the Company’s 2026 Annual Meeting, and Proposals 2a through 2d as set forth herein should be disregarded.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this Annual Meeting and future meetings may be requested by one of the following methods:

Internet:	E-Mail:

Go to https://web.viewproxy.com/ae/2026 Have the 11-digit Control Number available when you access the website and follow the instructions.	By e-mail at: requests@viewproxy.com

*  If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit Control Number in the subject line. No other requests, instructions, or other inquiries should be included within this email request.

Telephone

Call 1-877-777-2857 Toll Free

VOTING METHODS

Via Internet prior to the Annual Meeting:

Go to www.AALvote.com/AEO

Have your 11-digit Control Number available and follow the prompts.

•  Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned a proxy card.

Via Internet during the Annual Meeting:

Go to www.AALvote.com/AEO

Have your 11-digit Control Number available and follow the prompts.

AMERICAN EAGLE OUTFITTERS, INC.